EXHIBIT 32.1

        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

In connection with the Quarterly Report of Protocall Technologies Incorporated (the "Company") on Form 10-QSB for the quarters ended September 30, 2004 and 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Bruce Newman, President and Chief Executive Officer, and Don Hoffmann, Vice President, Principal Financial Officer and Principal Accounting OFficer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 22, 2004

/s/ Bruce Newman
-------------------------------------
Bruce Newman
President and Chief Executive Officer


/s/ Don Hoffmann
-------------------------------------
Don Hoffmann
Vice President, Principal Financial
Officer and Principal Accounting Officer